EXHIBIT 10.4


                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (this "Agreement") is made and entered into as of the ____ day of February, 1996, by and among ARTRA GROUP Incorporated, a Pennsylvania corporation (the "Company") and Norton Herrick ("Purchaser").

                                    RECITALS

         A. The Company and the Purchaser are entering into the Securities Purchase Agreement dated the same date as this Agreement (the "Purchase Agreement") concurrently with entering into this Agreement pursuant to which the Purchaser has agreed to purchase from the Company a Secured Convertible Promissory Note in the principal amount of $1,200,000 (the "Convertible Note") on the terms and subject to the conditions set forth in the Purchase Agreement.

         B. The parties now desire to provide for the registration under the Securities Act of 1933 of the shares of Common Stock of the Company issuable upon conversion of the Convertible Note or any other securities of the Company which became issuable upon such conversion in accordance with the terms of the Convertible Note.

                                    AGREEMENT

          NOW, THEREFORE, based on the preceding Recitals, and in consideration of the mutual covenants set forth below, the parties to this Agreement agree as follows:

         1. Definitions. For the purposes of this Agreement, the following words shall have the meanings set forth below:

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" means the Company's Common Stock, Par Value $.01 Per Share.

         "Conversion Securities" means (i) any Common Stock issued or issuable upon conversion of the Convertible Note, and (ii) any securities of the Company issued or issuable with respect to the shares referred in clauses (i) of this paragraph by reason of a stock dividend or stock split or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization.

         "Convertible Note" shall have the meaning set forth in Paragraph B of the Recitals.

         "Purchase Agreement" shall have the meaning set forth in Paragraph A of the Recitals.


         The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         "Securities Act" means the Securities Act of 1933, as amended.

         2.       Required Registrations.

                  (a) Initial Registration. The Company agrees to include the Conversion Securities in a registration statement to be filed with the Commission on or before June 1, 1996 and to use its best efforts to cause said registration statement to become effective.

                  (b) Piggyback Registration. The Company agrees that if the Conversion Securities are not registered under the registration statement referred to in (a) above and the Company proposes to file a new or different registration statement under the Securities Act at any time prior to the expiration of two years after the date of this Agreement, then the Company shall give notice to the then holders of record of the Conversion Securities (the "Prospective Sellers") at least 20 days before the filing of such proposed registration statement. The notice shall offer to include in such filing, to the extent then permissible under the Securities Act, all of the Conversion Securities. The Prospective Sellers shall then have a period of up to ten (10) days after the date of the mailing of such notice to advise the Company of its election to include all or part of the Conversion Securities in such registration statement. The Company shall thereupon include such Conversion Securities in the registration statement and shall use its best efforts to cause such registration statement to become effective except that the Company shall have no such obligation if aggregate amount of Conversion Securities to be included in the registration statement is less than 25% of all outstanding conversion Securities.

         3.       Registration Procedures.

                  (a) If and when the company is required by the provisions of this Agreement to use its best efforts to cause a registration statement with respect to Conversion Securities to become effective, the Company shall:

                           (i) use its best efforts to cause such registration statement to become and remain effective until such time when Purchaser is able to sell the Convertible securities without registration either pursuant to Rule 144 or;

                           (ii)     prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the Prospective Sellers who have requested that any of their securities be sold or otherwise disposed of in connection with the registration;

         (iii) furnish to each Prospective Seller such number of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the securities owned by it;

         (iv) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions as each Prospective Seller shall reasonably request to enable such seller to consummate the public sale or other disposition of the securities owned by such seller; provided that, the Company shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such jurisdiction;

         (v) cause all such securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (vi) maintain a transfer agent and registrar for all such securities;

         (vii) enter into such customary agreements and take all such other customary actions as the holders of a majority of the securities being sold reasonably request in order to expedite or facilitate the disposition of such securities; and

         (viii) make available for inspection by any Prospective Seller, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement.

                  (b) Each Prospective Seller of such securities shall furnish to the Company such information as the Company may reasonably require from the Prospective Seller for inclusion in the registration statement (and the prospectus included therein).


                  (c) The Prospective Sellers shall not (until further notice) effect sales of the conversion Securities covered by the registration statement after receipt of written notice from the Company to suspend sales to permit the company to correct or update a registration statement or prospectus.

         4. Expenses of Registration. All registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration pursuant to Section 2 hereof ("Registration Expenses") shall be borne by the Company.

         5.       Indemnification.

                  (a) In the event of any registration of any of its securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each holder of Conversion Securities included in a registration of such securities, each underwriter (as defined in the Securities
Act) and each controlling person of any holder or underwriter, if any, (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such holder, underwriter or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of the Securities Act or any Blue Sky law, or any rule or regulation promulgated under the Securities Act or any Blue Sky law, or any other law, applicable to the Company in connection with any such registration, qualification or compliance ((i), (ii) and (iii) are each referred to hereafter as a "Violation"), and shall reimburse each such holder of Conversion Securities, underwriter or controlling person for any legal or other expenses reasonably incurred by such holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any holder of Conversion Securities, underwriter or controlling person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to the Company by such holder, underwriter or controlling person, respectively, specifically for use therein.

                  (b) In the event of any registration of any of its securities under the Securities Act pursuant to this Agreement, each holder of Conversion

Securities requesting or joining in a registration of such securities shall indemnify and hold harmless the Company, each underwriter (as defined in the Securities Act) and each controlling person of the Company or underwriter, if any, (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Company, underwriter or controlling person may be subject under the Securities Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon written information furnished by the holder of the Conversion Securities expressly for use in connection with such registration, and shall reimburse the Company, underwriter or controlling person for any legal or other expenses reasonably incurred by the Company, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the holder of the Conversion Securities shall not be liable to the Company, underwriter or controlling person in any such case to the extent that any such loss, claim, damage or liability exceeds the gross proceeds from the offering received by such holder. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, underwriter or controlling person.

                  (c) If the indemnification provided for in Section 5(a) or 5(b) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party in lieu of indemnifying such indemnified party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5(c), no holder of Conversion Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Conversion Securities sold by it exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (d)  Promptly  after  receipt by an  indemnified  party  under
Section 5(a) or 5(b) above of notice of the commencement of any action, such indemnified party shall notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Sections or to the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

         6. Rights Which May Be Granted to Other Persons. The Company shall not grant any person registration rights which shall in any way whatsoever impair the priority of the registration rights granted to the Purchaser in this Agreement.

         7. Rule 144 Requirements. Immediately after the date on which a registration statement filed by the Company under the Securities Act becomes effective, the Company shall undertake to make and keep publicly available, and available to the holders of conversion Securities, such information as is necessary to enable the holders of Conversion securities to make sales of such securities pursuant to Rule 144 of the Commission under the Securities Act. The Company shall furnish to any such holder, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

         8. Assignment of Registration Rights. The rights to cause the Company to register Conversion Securities pursuant to this Agreement may be assigned (but only with all related obligations) by the Purchasers to one or more transferees or assignees of the Convertible Note or Conversion Securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of each such transferee or assignee and the securities with respect to which such registration rights are being assigned.

         9.       Miscellaneous.

                  (a) Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors of the parties, but (except as otherwise specifically provided for herein) neither party will have the right to assign its rights under this Agreement to any other person or entity without the prior written consent of the other party, which consent can be withheld for any reason or without reason. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly provided in this Agreement.

                  (b) Governing Law. This Agreement shall be governed by and construed under the laws of the State of Illinois as applied to agreements among Illinois residents entered into and to be performed entirely within Illinois.

                  (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  (e) Notices. Unless otherwise provided herein, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days after deposit in the United States mail, by registered or certified mail,' postage prepaid and addressed to the party to be notified at the address indicated for such party in the Convertible Note, or at such other address as such party may designate by written notice to the other parties.

                  (f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  (g) Entire Agreement. This Agreement the Convertible Note, the Purchase Agreement and the Pledge Agreement referred to in the Convertible Note and the Secured Promissory Note referred to in the Recitals to this Agreement constitute the entire understanding and agreement between the parties with regard to the specific subject matter hereof and no party shall be liable or bound by any representation, warranty, covenant or agreement except as specifically set forth herein. Any previous agreement (whether written, oral or implied) among the parties relative to the specific subject matter hereof is superseded by this Agreement and the other documents specifically referred to in the preceding sentence.

                  (h) Amendments and Waivers. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of the Conversion Securities then in existence; provided, however, that no such amendment or waiver shall affect the provisions of this Section, no such waiver shall extend to or affect any other obligation not expressly waived.

                  (i) Specific Performance. The parties hereto agree that because of the restrictions of the Securities Act the Conversion Securities cannot be purchased or sold in the open market and that, for these reasons, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the Conversion Securities which are the subject of this Agreement, or any right or obligation to register such securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Section shall be cumulative and not exclusive and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above-written.

"COMPANY"                                ARTRA GROUP Incorporated,
                                         a Pennsylvania corporation

                                         By:      ______________________________
                                         Name:    ______________________________
                                         Its:     ______________________________

"PURCHASER"
                                         ______________________________
                                         NORTON HERRICK